Exhibit 10.17
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.
UHN Ref#: 2020-2785
FIRST AMENDMENT TO
EXCLUSIVE LICENSE AND COMMERCIALIZATION AGREEMENT
This First Amendment to the Exclusive License and Commercialization Agreement (this “Amendment”) is dated 04 November 2022 but is deemed to take effect as of December 16, 2020 (“Effective Date”) and is entered into by and between: Point Biopharma Inc., a Delaware corporation with a principal place of business at 511 South Orange Avenue, No. 2093, Newark, New Jersey, 07103, USA (“POINT”); Canadian Molecular Probe Consortium having a place of business at c/o McMaster University, Nuclear Research Building A316, 1280 Main Street West, Hamilton, Ontario, Canada, L8S 4K1, (“CanProbe”); Centre for Probe Development and Commercialization having a place of business at McMaster University, Nuclear Research Building A316, 1280 Main Street West, Hamilton, Ontario, Canada, L8S 4K1, (“CPDC”); and The University Health Network having a business office at 101 College Street, Suite 150, Heritage Building, Ma RS Centre, Toronto, Ontario M5G 1L7 Canada (“UHN”).
Capitalized terms that are not defined herein have the meanings set forth in the Exclusive Agreement (as defined below).
WHEREAS, the Parties entered into an Exclusive License and Commercialization Agreement dated 16 December 2020 (herein the “Exclusive Agreement”); and
WHEREAS, the Parties have agreed to amend, which they desire to memorialize in this Amendment;
NOW, THEREFORE, in reflection of these affirmations and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows:
1.    Amendments.
The following sections of the Exclusive Agreement shall be amended and restated as of the Effective Date with replacement or addition (as applicable) with the subsections below as follows:
In Section 1— Definitions
Subsection 1.29 is hereby replaced in its entirety as follows:
1.29 Sublicensee: means any Third Party Person granted a sublicense by the Licensee or its Affiliate pursuant to the Exclusive Agreement
New subsection 1.34 is added as follows:
1.34 “Product” shall mean [***].
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In Section 2
Subsection 2.1(a) replaced in its entirety as follows:
Exclusive License Grant. Subject to the terms and conditions herein, the Licensor hereby grants to POINT and its Affiliates an exclusive (including as against the Licensor subject to below Reservation of Rights), sublicensable (pursuant to Section 2.2), terminable, amendable license to the Patent Right, Know-How, Study IP and Improvements thereto, to develop, make, have made, sell, have sold, and supply (subject to Section 2.3 and Section 6.1) Product for use in the Field in the Territory and to apply to Regulatory Authorities using the Licensed Technology in order to obtain approval for the manufacture, distribution, and sale of Product for use in the Field in the Territory during the Term (the “Exclusive License”).
In Section 6 - Commercial Supply; Clinical Trials.
Subsection 6.1 replaced in its entirety as follows:
6.1    Reserved.
In Section 9 — Payments
Subsection 9.2 is hereby amended by replacing the first paragraph of the subsection with the following:
(a)POINT shall promptly notify the Licensor in writing following the first achievement of each of the milestone events set forth below with respect to the Product regardless of whether the milestone event was achieved by POINT, its Affiliate or their Sublicensee(s). Upon receipt of such notice, the Licensor shall issue to POINT and POINT shall promptly pay to the Licensor, in accordance with this Article 9, the applicable non-refundable, non-creditable milestone payment set forth below (“Milestone Payment”). Each such Milestone Payment will be due one time only upon the first achievement of the specified milestone whether made by POINT, it’s Affiliate(s) or their Sublicensee(s).
Subsections 9.3-9.5 are replaced in their entirety with the following:
9.3    Net Sales. “Net Sales” means the total invoiced sales revenue and associated amounts received, for Products sold (as appropriate) by POINT or its Affiliates, less the following deductions:
a)    sales taxes or other taxes separately stated in the invoice;
b)    shipping and insurance charges actually paid and separately stated on the invoice;
c)    actual allowances, rebates, credits and refunds for returned or defective goods;
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d)    chargeback payments and rebates (or the equivalent thereof) granted to managed health care organizations or to federal, state/provincial, local and other governments, including their agencies, purchasers, and/or reimbursers, or to trade customers;
e)    normal and customary trade and quantity discounts, retroactive price reductions, or other allowances actually allowed or granted from the billed amount and taken; and
f)    any import or export duties, tariffs, or similar charges incurred with respect to the import or export of Product into or out of a country in the Territory.
Notwithstanding the foregoing, Net Sales will not include, and will be deemed zero with respect to, (a) the distribution of reasonable quantities of promotional samples of Products, (b) amounts received by POINT or its Affiliate(s) for the internal resale of Products among and to POINT or its Affiliates; and (c) amounts received by POINT or its Affiliates for Products provided for clinical trials, research or educational purposes, or charitable or compassionate use purposes.
All of the aforementioned deductions shall be determined as incurred in the ordinary course of business in type and amount consistent with POINT’s, or its applicable Affiliate’s (as the case may be), business practices consistently applied across its product lines and accounting standards and verifiable based on the POINT sales reporting system. Where the Product is distributed, sold or bundled with other products, all such deductions shall be fairly and equitably allocated to such Product, such that the Product does not bear a disproportionate portion of such deductions.
Accruals will be made in accordance with Internationally Financially Reported Standards (“IFRS”). Net Sales shall be determined from POINT’s or its Affiliates’ books (as the case may be) and records shall be kept in accordance with IFRS.
9.4    Royalty Payments.
(a)    Royalty Fee. POINT shall pay royalties to the Licensor of [***] percent ([***]%) of the aggregate annual Net Sales of the Product in the Territory by POINT, directly and through its Affiliates, in each Calendar Year, subject to any applicable adjustments or reductions provided for in this Agreement (all “Royalty Fees”).
(b)    Royalty Reporting. POINT shall provide to the Licensor written reports within thirty (30) days following the end of Calendar Half Year in the Calendar Year for which royalties are due, setting out (i) the Net Sales of Product in the Territory sold by POINT or its Affiliates during that Calendar Half Year; (ii) a calculation of the amount of royalties due on Net Sales during such Calendar Half Year; (iii) the exchange rates used, if any, in determining the amount due or performing any necessary currency conversion; and (iv) any withholding Taxes required to be paid from such royalties (combined within each Calendar Year, such Calendar Half Year written reports constitute the “Annual Royalty Report”). The information in the Annual Royalty Report will be deemed POINT’s Confidential Information.
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9.5    Sublicensing Fee.
(a)    Sublicensing Fee. POINT shall pay to the Licensor a [***] percent ([***]%) sublicensing fee (“Sublicensing Fee”) on all payments (including milestone payments, upfront fees and other revenues in the nature of compensation for the sublicensing of the Licensed Technology) - but specifically excluding royalty payments on sales revenue received by POINT and its Affiliates from Sublicensee(s) attributable to sale of Products.
(b)    “Sublicensing Royalty Fee”. POINT shall pay to the Licensor
(a) [***]% of all sales revenue received by POINT and its Affiliates from Sublicensee(s) attributable to sale of [***].
(b) the greater of (i) [***]% of all sales revenue received by POINT and its Affiliates from Sublicensee(s) attributable to sale of [***], or (ii) [***]% of the total invoiced sales revenue and associated amounts received by Sublicensee(s) for [***] and sold by Sublicensee, less comparable deductions as set out in the definition of Net Sales; and
provided that where Sublicensee has completed a milestone event that is the subject of a Milestone Payment pursuant to the Exclusive Agreement, such Milestone Payment will be subtracted from the compensation received by POINT or its Affiliates from the Sublicensee attributable to said milestone event.
Sublicensing Reporting. POINT shall provide to the Licensor written reports within thirty (30) days following the end of each Calendar Half Year in the Calendar Year for which Sublicensing Fees and Sublicensing Royalty Fees are payable.
In Schedule C — Commercialization Plan
New subsection is added as follows:
Regulatory Filing:
Current commercialization plan:
1.[***]

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2.[***]

3.[***]

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2.     Except as herein specifically modified and amended herein, the Executive Agreement shall remain in full force and effect. In the event of any conflicts or discrepancies between the provisions of this Amendment and the Exclusive Agreement, the provisions of this Amendment shall take precedence and prevail.
3.     For the convenience of the Parties, this Amendment may be executed in counterparts and by facsimile or email exchange of pdf signatures, each of which counterpart shall be deemed to be an original, and both of which taken together, shall constitute one agreement binding on the Parties.

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UHN Ref#: 2020-2785
IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their duly authorized representatives effective as of the Effective Date.

POINT BIOPHARMA INC                CANADIAN MOLECULAR PROBE
                            CONSORTIUM

/s/ Joe McCann                    /s/ Luke Brzozowski, Ph.D.
    Name:    Joe McCann                    Name:    Luke Brzozowski, Ph.D.
    Title:    CEO                        Title:    President

CENTRE FOR PROBE DEVELOPMENT    UNIVERSITY HEALTH NETWORK
AND COMMERCIALIZATION

/s/ Owen G. Roberts                    /s/ Bradly G. Wouters, Ph.D.
    Name:    Owen G. Roberts                Name:    Bradly G. Wouters, Ph.D.
    Title:    CEO                        Title:    EVP – Science & Research

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